This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.



Preliminary Term Sheet                      Date Prepared:   February 20, 2001

                     HarborView Mortgage Loan Trust 2001-1
            Mortgage Loan Pass-Through Certificates, Series 2001-1
                          $267,087,100 (Approximate)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans


=============================================================================================================================
             Principal        WAL (Yrs)           Pymt Window          Interest                             Expected Ratings
Class       Balance (1)    (Call/Mat) (2)     (Mths) (Call/Mat)(2)     Rate Type          Tranche Type           S&P/Fitch
------      -----------    ---------------    ------------------      ----------         ------------       ----------------

  A-1      $  92,467,000       0.95/0.95            1-25/1-25           Fixed (3)       Senior/Sequential         AAA/AAA
  A-2         63,810,000       3.04/3.04           25-51/25-51          Fixed (3)       Senior/Sequential         AAA/AAA
  A-3        103,000,000       4.22/8.75          51-51/51-358          Fixed (3)       Senior/Sequential         AAA/AAA
   X            (4)              N/A                  N/A               WAC (5)       Senior/Interest Only        AAA/AAA
  A-R                100         N/A                  N/A                WAC            Senior/Residual           AAA/AAA
  B-1          4,444,000       7.08/7.90          41-130/41-358         Fixed (3)          Subordinate               AA
  B-2          2,289,000       7.08/7.90          41-130/41-358         Fixed (3)          Subordinate               A
  B-3          1,077,000       7.08/7.90          41-130/41-358         Fixed (3)          Subordinate              BBB
-----------------------------------------------------------------------------------------------------------------------------
  B-4            942,000                  Privately                     Fixed (3)          Subordinate               BB
  B-5            673,000                   Placed                       Fixed (3)          Subordinate               B
  B-6            677,387                 Certificates                   Fixed (3)          Subordinate               NR



=============================================================================================================================
 Total     $ 269,379,487


(1) The Certificates (as described herein) are collateralized by adjustable rate first-lien residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) As described further herein, the Class A-1, Class A-2 and Class A-3 Certificates may be called by a third party, unrelated to the Seller, any Servicer, the Depositor or the Trustee on a specified date (as described herein). All Classes of Certificates are subject to a 10% optional termination as described herein. The WAL and Payment Window on the Class A-1, Class A-2, and Class A-3 Certificates are shown to the Call Option Date and to maturity. The WAL and Payment Window on the Subordinate Certificates are shown to the 10% optional termination date and to maturity.

(3) The Certificate Interest Rate for the Class A-1, Class A-2, Class A-3 and the Subordinate Certificates will be equal to the lesser of (a) a fixed rate and (b) the Net WAC of the Mortgage Loans, on or prior to the Call Option Date. For every Distribution Date thereafter, the Certificate Interest Rate for such Certificates will be equal to the lesser of (i) the weighted average of (a) for the Mortgage Loans that have not yet adjusted, the net mortgage loan rates of such Mortgage Loans and (b) for the Mortgage Loans that have adjusted, the underlying indices on such Mortgage Loans plus (x) 2.25% in the case of the One Year CMT indexed mortgage loans or (y) 1.10% in the case of the Six Month LIBOR indexed mortgage loans and (ii) the Net WAC of the Mortgage Loans.

(4) The Class X Certificates will have no principal balance and will bear interest on a notional balance equal to the aggregate principal balance of the Mortgage Loans. The Class X Certificates will not be entitled to receive any distributions of principal.

(5) The Certificate Interest Rate for the Class X Certificates will be equal to the positive difference between the Net WAC of the Mortgage Loans and the weighted average of the Certificate Interest Rates of all Classes of Certificates (other than the Class X Certificates).


Depositor:                 Greenwich Capital Acceptance, Inc., an affiliate
                           of Greenwich Capital Markets, Inc.

Seller: Greenwich Capital Financial Products, Inc., an affiliate of Greenwich Capital Markets, Inc.

Underwriters:              Greenwich Capital Markets, Inc. (Lead Manager) and
                           Countrywide Securities Corporation (Co-Manager).


Trustee:                   Bankers Trust Company of California, N.A.

Primary Servicers:         Bank of America, N.A. ("BofA") and Cendant
                           Mortgage Corporation ("Cendant"). Merrill Lynch
                           Credit Corporation ("MLCC") may also be a servicer on a portion of the Mortgage Loans originated by MLCC for a limited period as further described in the prospectus supplement.

Rating Agencies:           S&P will rate only the Senior Certificates and
                           Fitch will rate all of the Offered Certificates.

Cut-off Date:              February 1, 2001.

Pricing Date:              On or about February 22, 2001.

Closing Date:              On or about February 27, 2001.

Settlement Date:           On or about February 28, 2001.

Servicer Remittance
Date: The 18th of each month (or if such day is not a business day, the next succeeding business day), commencing in March 2001.

Distribution Date:         The business day immediately following the Servicer
                           Remittance Date commencing in March 2001.

Certificates:              The "Senior Certificates" will consist of (i) the
                           Class A-1, Class A-2 and Class A-3 Certificates
                           (the "Class A Certificates") (ii) the Class X
                           Certificates and (iii) the Class A-R Certificate.

                           The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Offered Certificates") are being offered publicly.

Registration:              The Offered Certificates (except for the Class A-R
                           Certificate) will be made available in book-entry form through DTC. The Class A-R Certificate will be made available in definitive fully registered physical form.

Federal Tax Treatment:     It is anticipated that the Offered
                           Certificates (except for the Class A-R Certificate) will be treated as REMIC regular interests for tax purposes. The Class A-R Certificate will represent ownership of a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Offered Certificates (except for
                           the Class A-R Certificate) are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior and Class B-1 Certificates
                           are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for
                           a termination of the Offered Certificates which may be exercised by the holder of the Class A-R
                           Certificate once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Termination
                           Date").

Senior Call Option:        During the 5 business day period
                           ending on the Distribution Date in March 2005, a third party unrelated to the Seller, any Servicer, the Depositor or the Trustee will have the option to purchase the Class A-1, Class A-2 and/or the Class A-3 Certificates (in each case, on an all or none basis) on the Distribution Date in May 2005
                           (the "Call Option Date").

                           For the Class A Certificates, the purchase price will be par (based on the outstanding certificate principal balance), plus any unpaid accrued interest. The Class X, Class A-R and the Subordinate Certificates will not be callable by any such third party.

Pricing Prepayment
Speed: The Class A Certificates and the Subordinate Certificates will be priced to a prepayment speed of 18% CPR.

Mortgage
Loans: The aggregate principal balance of the Mortgage Loans as of the Cut-off Date was approximately $269,379,487, all of which are adjustable rate mortgage loans secured by first liens on one- to four-family residential properties. The Mortgage Loans consist of approximately (i) $238,415,269 of five year fixed rate period, One Year CMT indexed mortgage loans and (ii) $30,964,218 of five year fixed rate period, Six Month LIBOR indexed mortgage loans. Approximately 88.12% and 11.88% of the Mortgage Loans were originated by BofA and MLCC, respectively and are serviced by BofA and Cendant (primarily), respectively.

MLCC's Additional
Collateral Loan
Programs:                  Merrill Lynch Credit Corp. ("MLCC") has a loan
                           program whereby loans that have a loan-to-value ratio in excess of 80% are, in general, also either
                           (i) secured by a security interest in additional collateral (normally securities) owned by the borrower (such loans being referred to as "Mortgage
                           100(SM) Loans") or (ii) supported by a third party guarantee (usually a parent of the borrower), which in turn is secured by a security interest in collateral (normally securities) or by a lien on residential real estate of the guarantor and/or supported by the right to draw on a home equity line of credit extended by MLCC to the guarantor
                           (such loans being referred to as "Parent
                           Power(R)Loans"). Such loans are also collectively referred to herein as "Additional Collateral
                           Loans", and the collateral referred to in clauses
                           (i) and (ii) is herein referred to as "Additional
                           Collateral". The amount of such Additional
                           Collateral generally does not exceed 30% of the loan amount. The requirement to maintain Additional
                           Collateral generally terminates when the principal balance of such Additional Collateral Loan is reduced to a predetermined amount set forth in the related pledge agreement or guaranty agreement, as applicable, or when the loan-to-value ratio for such Additional Collateral Loan is reduced to MLCC's applicable loan-to-value ratio limit for such loan by virtue of an increase in the appraised value of the mortgaged property securing such loan as determined by MLCC. In addition, Ambac Assurance
                           Corporation through a limited purpose surety bond will essentially guarantee the initial value of any required Additional Collateral as further described in the prospectus supplement. Approximately 5.81% of the Mortgage Loans are Additional Collateral
                           Loans.


Convertible Loans:         Approximately 12.89% of the Mortgage Loans
                           permit the related borrower to convert the loan to a fixed rate loan on the first, second, or third rate adjustment date. Any Mortgage Loan for which this conversion is made will be repurchased by the Seller.

Effective LTV:             The "Effective LTV" is calculated as (i) the
                           original loan amount less the amount of any required Additional Collateral divided by (ii) the value of the underlying mortgaged property.

Accrued Interest:          The price to be paid by investors for
                           Offered Certificates will include accrued interest from February 1, 2001 (the "Cut-off Date") up to, but not including, the Settlement Date (27 days).

Interest Accrual Period:   The interest accrual period with
                           respect to all the Offered Certificates for a given
                           Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit Enhancement:        Senior/subordinate, shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially 3.75%.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially 2.10%.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially 1.25%.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially 0.85%.

Shifting Interest:         Until the first Distribution Date occurring after
                           February 2011 the Subordinate Certificates will be locked out from receipt of any principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                             March 2001 - February 2011     0% Pro Rata Share
                             March 2011 - February 2012    30% Pro Rata Share
                             March 2012 - February 2013    40% Pro Rata Share
                             March 2013 - February 2014    60% Pro Rata Share
                             March 2014 - February 2015    80% Pro Rata Share
                             March 2015 and after         100%  Pro Rata Share


                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers as described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the performance triggers as described in the prospectus supplement) then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off
                           Date), the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess
                           losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero;
                           thereafter, pro-rata to the Senior Certificates until the respective class principal balance has been reduced to zero.

                           Excess losses from the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro-rata basis.

Certificates
Priority of Distributions  Available funds from the Mortgage Loans will be distributed in the following order of priority:

                           1) Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate.
                           2) Class A-R Certificate and Class A Certificates, in that order (and paid sequentially among the Class A Certificates in order of their numerical class designations), principal.
                           3) Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.
                           4)  Class B-1 Certificates, principal.
                           5) Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.
                           6)  Class B-2 Certificates, principal.
                           7) Class B-3 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.
                           8)  Class B-3 Certificates, principal.
                           9)  Class B-4, Class B-5 and Class B-6
                               Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal.
                           10) Class A-R Certificate, any remaining amount.

                      COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayments assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


  This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                   Yield Tables


Class A-1 (to Call Option)
-----------------------------------------------------------------------------------------
 Coupon                5.75%
-----------------------------------------------------------------------------------------
   Prepay Speed       0% CPR        10% CPR       18% CPR       30% CPR       40% CPR
=========================================================================================
 Yield @ 99-29         5.772         5.716         5.639         5.509         5.386
=========================================================================================
 WAL (yr)              3.98          1.72          0.95          0.55          0.39
 MDUR (yr)             3.44          1.56          0.90          0.52          0.37
 First Prin Pay      03/19/01      03/19/01      03/19/01      03/19/01      03/19/01
 Last Prin Pay       05/19/05      10/19/04      03/19/03      04/19/02      12/19/01
-----------------------------------------------------------------------------------------


Class A-1 (to Maturity)
-----------------------------------------------------------------------------------------
Coupon                 5.75%
-----------------------------------------------------------------------------------------
   Prepay Speed       0% CPR        10% CPR       18% CPR       30% CPR       40% CPR
=========================================================================================
 Yield @ 99-29         6.450         5.716         5.639         5.509         5.386
=========================================================================================
 WAL (yr)              10.92         1.72          0.95          0.55          0.39
 MDUR (yr)             7.39          1.56          0.90          0.52          0.37
 First Prin Pay      03/19/01      03/19/01      03/19/01      03/19/01      03/19/01
 Last Prin Pay       01/19/19      10/19/04      03/19/03      04/19/02      12/19/01
-----------------------------------------------------------------------------------------



Class B-1 (to Optional Termination)
-----------------------------------------------------------------------------------------
Coupon                 7.00%
-----------------------------------------------------------------------------------------
   Prepay Speed       0% CPR        10% CPR       18% CPR       30% CPR       40% CPR
=========================================================================================
 Yield @ 99-29+        7.043         7.043         7.040         7.031         7.021
=========================================================================================
 WAL (yr)              21.74         12.09         7.08          4.45          3.39
 MDUR (yr)             10.63         7.66          5.27          3.65          2.89
 First Prin Pay      03/19/11      03/19/07      07/19/04      02/19/03      08/19/02
 Last Prin Pay       02/19/29      12/19/18      12/19/11      06/19/07      08/19/05
-----------------------------------------------------------------------------------------


Class B-1 (to Maturity)
-----------------------------------------------------------------------------------------
Coupon                 7.00%
-----------------------------------------------------------------------------------------
   Prepay Speed       0% CPR        10% CPR       18% CPR       30% CPR       40% CPR
=========================================================================================
 Yield @ 99-29+        7.043         7.043         7.040         7.033         7.024
=========================================================================================
 WAL (yr)              21.81         12.97         7.90          5.08          3.97
 MDUR (yr)             10.64         7.86          5.56          3.98          3.25
 First Prin Pay      03/19/11      03/19/07      07/19/04      02/19/03      08/19/02
 Last Prin Pay       12/19/30      12/19/30      12/19/30      12/19/30      11/19/30
-----------------------------------------------------------------------------------------


  This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                   Yield Tables



Class B-2 (to Optional Termination)
-----------------------------------------------------------------------------------------
Coupon                 7.00%
-----------------------------------------------------------------------------------------
   Prepay Speed       0% CPR        10% CPR       18% CPR       30% CPR       40% CPR
=========================================================================================
 Yield @ 98-17+        7.174         7.223         7.302         7.410         7.499
=========================================================================================
 WAL (yr)              21.74         12.09         7.08          4.45          3.39
 MDUR (yr)             10.55         7.62          5.24          3.63          2.88
 First Prin Pay      03/19/11      03/19/07      07/19/04      02/19/03      08/19/02
 Last Prin Pay       02/19/29      12/19/18      12/19/11      06/19/07      08/19/05
-----------------------------------------------------------------------------------------


Class B-2 (to Maturity)
-----------------------------------------------------------------------------------------
Coupon                 7.00%
-----------------------------------------------------------------------------------------
   Prepay Speed       0% CPR        10% CPR       18% CPR       30% CPR       40% CPR
=========================================================================================
 Yield @ 98-17+        7.173         7.218         7.289         7.380         7.449
=========================================================================================
 WAL (yr)              21.81         12.97         7.90          5.08          3.97
 MDUR (yr)             10.56         7.81          5.52          3.96          3.23
 First Prin Pay      03/19/11      03/19/07      07/19/04      02/19/03      08/19/02
 Last Prin Pay       12/19/30      12/19/30      12/19/30      12/19/30      11/19/30
-----------------------------------------------------------------------------------------


Class B-3 (to Optional Termination)
-----------------------------------------------------------------------------------------
Coupon                 7.00%
-----------------------------------------------------------------------------------------
   Prepay Speed       0% CPR        10% CPR       18% CPR       30% CPR       40% CPR
=========================================================================================
 Yield @ 94-18         7.567         7.767         8.092         8.548         8.934
=========================================================================================
 WAL (yr)              21.74         12.09         7.08          4.45          3.39
 MDUR (yr)             10.31         7.48          5.15          3.58          2.84
 First Prin Pay      03/19/11      03/19/07      07/19/04      02/19/03      08/19/02
 Last Prin Pay       02/19/29      12/19/18      12/19/11      06/19/07      08/19/05
-----------------------------------------------------------------------------------------


Class B-3 (to Maturity)
-----------------------------------------------------------------------------------------
Coupon                 7.00%
-----------------------------------------------------------------------------------------
   Prepay Speed       0% CPR        10% CPR       18% CPR       30% CPR       40% CPR
=========================================================================================
 Yield @ 94-18         7.567         7.749         8.040         8.427         8.731
=========================================================================================
 WAL (yr)              21.81         12.97         7.90          5.08          3.97
 MDUR (yr)             10.31         7.65          5.41          3.88          3.17
 First Prin Pay      03/19/11      03/19/07      07/19/04      02/19/03      08/19/02
 Last Prin Pay       12/19/30      12/19/30      12/19/30      12/19/30      07/19/30
-----------------------------------------------------------------------------------------




    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
     not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
     makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

      The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                Mortgage Loan Statistics
                                                 As of the Cut-Off Date

Total Current Balance:                269,379,487
Number Of Loans:                              700

                                                                      Minimum          Maximum

Avg Current Balance:                     $384,828                     $45,438       $1,000,000
Avg Original Balance:                    $393,387                     $45,500       $1,000,000

Wavg Loan Rate:                             7.569  %                    7.375            9.125  %
Wavg Servicing Fee Rate:                    0.265  %                    0.250            0.375  %

Wavg Gross Margin:                          2.663  %                    2.000            2.875  %
Wavg Maximum Loan Rate:                    13.549  %                   12.375           15.125  %

Wavg Original LTV:                          74.99  %                    16.36           100.00  %
Wavg Effective LTV:                         73.14  %                     0.00            95.00  %

Wavg Credit Score:                            737                         591              820

Wavg Original Term:                           360  months                 180              360  months
Wavg Remaining Term:                          350  months                 168              359  months
Wavg Seasoning:                                 9  months                   1               17  months

Wavg Next Rate Reset:                          51  months                  43               59  months

First Pay Date:                                                  Sep 01, 1999     Feb 01, 2001
Mature Date:                                                     Jan 01, 2015     Jan 01, 2031

Top State Conc ($):           55.12 %  California,  3.56 %  Georgia,  3.24 %  Virginia
Maximum Zip Code Conc ($):      1.80 %  94611



                                                                                     % of Aggregate
                                                      Principal Balance           Principal Balance
                                Number of             Outstanding as of           Outstanding as of
Originator                   Mortgage Loans            the Cut-off Date            the Cut-off Date
----------------------------------------------------------------------------------------------------
Bank of America                         605              237,385,360.71                       88.12
MLCC                                     95               31,994,126.00                       11.88
----------------------------------------------------------------------------------------------------
Total                                   700              269,379,486.71                      100.00
====================================================================================================


    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
     not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
     makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

      The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Index                         Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
 One Year CMT                            608              238,415,268.68                       88.51
 Six Month LIBOR                          92               30,964,218.03                       11.49
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================


                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Product                       Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
 5 Year Fixed Period Arms                700              269,379,486.71                      100.00
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================

                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Delinquency                   Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
 Current                                 700              269,379,486.71                      100.00
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================

                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Current Balance               Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
  45,437.86  -   100,000.00               10                  789,770.15                        0.29
 100,000.01  -   200,000.00               19                2,875,351.33                        1.07
 200,000.01  -   300,000.00              149               41,825,551.32                       15.53
 300,000.01  -   400,000.00              276               94,925,627.05                       35.24
 400,000.01  -   500,000.00              132               58,360,879.90                       21.66
 500,000.01  -   600,000.00               62               34,562,626.11                       12.83
 600,000.01  -   700,000.00               33               21,411,108.29                        7.95
 700,000.01  -   800,000.00               14               10,202,620.50                        3.79
 800,000.01  -   900,000.00                4                3,425,952.06                        1.27
 900,000.01  - 1,000,000.00                1                1,000,000.00                        0.37
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================


    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
     not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
     makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

      The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Loan Rate                     Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
  7.375  -  7.500                        556              219,443,434.13                       81.46
  7.501  -  8.000                         61               23,599,778.59                        8.76
  8.001  -  8.500                         73               23,575,772.76                        8.75
  8.501  -  9.000                          9                2,614,201.23                        0.97
  9.001  -  9.125                          1                  146,300.00                        0.05
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================

                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Gross Margin                  Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
  2.000  -  2.000                         92               30,964,218.03                       11.49
  2.251  -  2.500                          4                1,410,943.01                        0.52
  2.501  -  2.750                        603              236,262,247.19                       87.71
  2.751  -  2.875                          1                  742,078.48                        0.28
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================

                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Maximum Loan Rate             Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
 12.375  - 12.500                         11                4,329,006.44                        1.61
 12.501  - 13.000                          3                  972,386.21                        0.36
 13.001  - 13.500                        545              215,114,427.69                       79.86
 13.501  - 14.000                         58               22,627,392.38                        8.40
 14.001  - 14.500                         73               23,575,772.76                        8.75
 14.501  - 15.000                          9                2,614,201.23                        0.97
 15.001  - 15.125                          1                  146,300.00                        0.05
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================

                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
First Rate Cap                Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
  2.000                                    1                  301,103.45                        0.11
  3.000                                  590              231,969,340.41                       86.11
  5.000                                   13                5,000,289.20                        1.86
  6.000                                   96               32,108,753.65                       11.92
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================


    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
     not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
     makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

      The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Periodic Rate Cap             Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
  N/A                                     92               30,964,218.03                       11.49
  2.000                                  608              238,415,268.68                       88.51
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================

                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Original Term                 Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
 180                                       2                  741,426.97                        0.28
 360                                     698              268,638,059.74                       99.72
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================

                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Remaining Term                Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
 168  - 168                                1                  303,968.80                        0.11
 169  - 174                                1                  437,458.17                        0.16
 343  - 348                              148               57,392,539.78                       21.31
 349  - 354                              451              177,130,719.07                       65.76
 355  - 359                               99               34,114,800.89                       12.66
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================


    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
     not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
     makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

      The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Rate Change Date              Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
August 2004                                4                1,288,462.26                        0.48
September 2004                            23                8,806,514.89                        3.27
October 2004                              19                8,294,861.09                        3.08
November 2004                             32               11,330,475.58                        4.21
December 2004                             27               11,807,170.38                        4.38
January 2005                              44               16,169,024.38                        6.00
February 2005                             81               31,392,745.52                       11.65
March 2005                               171               66,188,454.85                       24.57
April 2005                                64               24,619,250.37                        9.14
May 2005                                  62               25,025,873.03                        9.29
June 2005                                 53               21,357,208.88                        7.93
July 2005                                 17                6,812,966.67                        2.53
August 2005                               14                6,119,418.55                        2.27
September 2005                            11                3,357,578.64                        1.25
October 2005                               9                2,612,662.44                        0.97
November 2005                             28                8,697,842.63                        3.23
December 2005                             33               11,967,826.55                        4.44
January 2006                               8                3,531,150.00                        1.31
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================

                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
IO Original Term              Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
  N/A                                    608              238,415,268.68                       88.51
  60                                      92               30,964,218.03                       11.49
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================


    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
     not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
     makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

      The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Original LTV                  Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
  16.36  -  20.00                          3                1,187,581.96                        0.44
  20.01  -  25.00                          2                  714,502.69                        0.27
  25.01  -  30.00                          7                2,686,892.86                        1.00
  30.01  -  35.00                          6                2,756,276.06                        1.02
  35.01  -  40.00                          4                1,907,453.31                        0.71
  40.01  -  45.00                         10                3,996,881.10                        1.48
  45.01  -  50.00                         16                6,805,996.92                        2.53
  50.01  -  55.00                         15                5,918,817.02                        2.20
  55.01  -  60.00                         28               12,413,287.97                        4.61
  60.01  -  65.00                         21                9,303,298.36                        3.45
  65.01  -  70.00                         49               19,688,681.69                        7.31
  70.01  -  75.00                         58               22,452,638.76                        8.33
  75.01  -  80.00                        376              144,065,884.96                       53.48
  80.01  -  85.00                          7                2,322,424.70                        0.86
  85.01  -  90.00                         50               16,602,299.50                        6.16
  90.01  -  95.00                         10                2,393,859.10                        0.89
  95.01  - 100.00                         38               14,162,709.75                        5.26
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================

                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Effective LTV                 Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
          0.00                             1                  305,000.00                        0.11
  15.01  -  20.00                          3                1,187,581.96                        0.44
  20.01  -  25.00                          2                  714,502.69                        0.27
  25.01  -  30.00                          7                2,686,892.86                        1.00
  30.01  -  35.00                          6                2,756,276.06                        1.02
  35.01  -  40.00                          5                1,956,748.63                        0.73
  40.01  -  45.00                         10                3,996,881.10                        1.48
  45.01  -  50.00                         18                7,712,996.92                        2.86
  50.01  -  55.00                         15                5,918,817.02                        2.20
  55.01  -  60.00                         29               12,849,797.97                        4.77
  60.01  -  65.00                         22                9,385,798.36                        3.48
  65.01  -  70.00                         85               33,559,396.12                       12.46
  70.01  -  75.00                         58               22,452,638.76                        8.33
  75.01  -  80.00                        376              144,065,884.96                       53.48
  80.01  -  85.00                          7                2,322,424.70                        0.86
  85.01  -  90.00                         47               15,424,989.50                        5.73
  90.01  -  95.00                          9                2,082,859.10                        0.77
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================


    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
     not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
     makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

      The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Credit Score                  Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
      N/A                                  4                1,265,061.18                        0.47
 551  - 600                                1                  287,557.08                        0.11
 601  - 650                               32               10,508,171.77                        3.90
 651  - 700                              103               37,014,279.35                       13.74
 701  - 750                              261              103,419,272.35                       38.39
 751  - 800                              287              111,832,760.52                       41.51
 801  - 820                               12                5,052,384.46                        1.88
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================

                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Amortization                  Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
 Fully Amortizing                        608              238,415,268.68                       88.51
 Interest Only                            92               30,964,218.03                       11.49
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================

                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Documentation                 Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
 Reduced Documentation                   347              134,571,045.84                       49.96
 Standard Documentation                  251               99,291,505.98                       36.86
 Full Documentation                       71               23,465,566.00                        8.71
 No Income/No Ratio                       15                6,100,308.89                        2.26
 Alternative Documentation                13                4,901,060.00                        1.82
 Stated Documentation                      3                1,050,000.00                        0.39
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================


    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
     not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
     makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

      The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Occupancy                     Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
 Primary                                 658              253,693,374.69                       94.18
 Second Home                              37               14,120,744.38                        5.24
 Investor                                  5                1,565,367.64                        0.58
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================

                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Property Type                 Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
 Single Family                           402              161,301,521.13                       59.88
 PUD                                     241               88,823,262.02                       32.97
 Condominium                              48               16,037,804.65                        5.95
 Two-Four Family                           4                1,821,206.95                        0.68
 Townhouse                                 3                1,045,254.10                        0.39
 Cooperative                               2                  350,437.86                        0.13
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================

                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
Purpose                       Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
 Purchase                                598              229,230,505.77                       85.10
 Cash Out Refinance                       53               21,254,038.29                        7.89
 Rate/Term Refinance                      49               18,894,942.65                        7.01
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================


    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has
     not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
     makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

      The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                      % of Aggregate
                                                       Principal Balance           Principal Balance
                                   Number of           Outstanding as of           Outstanding as of
States                        Mortgage Loans            the Cut-off Date            the Cut-off Date
-----------------------------------------------------------------------------------------------------
 Alabama                                   2                  631,074.94                        0.23
 Arizona                                  14                4,504,555.08                        1.67
 California                              365              148,480,887.59                       55.12
 Colorado                                 21                7,223,391.88                        2.68
 Connecticut                               7                2,875,589.21                        1.07
 District Of Columbia                      3                1,099,541.48                        0.41
 Florida                                  24                7,636,767.47                        2.83
 Georgia                                  33                9,602,462.06                        3.56
 Hawaii                                    4                1,764,775.45                        0.66
 Idaho                                     1                  273,916.21                        0.10
 Illinois                                 18                6,481,237.10                        2.41
 Indiana                                   3                  957,072.94                        0.36
 Kansas                                    1                  290,610.37                        0.11
 Kentucky                                  1                  273,570.66                        0.10
 Maryland                                 16                5,705,232.51                        2.12
 Massachusetts                            15                5,625,416.51                        2.09
 Michigan                                  5                1,481,265.02                        0.55
 Minnesota                                 9                3,605,816.53                        1.34
 Missouri                                  6                2,552,330.89                        0.95
 Montana                                   1                  596,854.76                        0.22
 Nebraska                                  1                  122,500.00                        0.05
 Nevada                                    5                2,029,126.99                        0.75
 New Jersey                               18                8,072,257.72                        3.00
 New Mexico                                5                2,306,647.15                        0.86
 New York                                  8                3,245,358.43                        1.20
 North Carolina                           22                7,897,042.21                        2.93
 Ohio                                     10                3,206,811.51                        1.19
 Oregon                                    3                  997,312.69                        0.37
 Pennsylvania                              5                1,672,743.91                        0.62
 South Carolina                            6                2,776,322.21                        1.03
 Tennessee                                 3                1,009,796.47                        0.37
 Texas                                    16                6,181,222.98                        2.29
 Utah                                      2                  721,902.85                        0.27
 Virginia                                 23                8,720,908.77                        3.24
 Washington                               23                8,465,664.30                        3.14
 Wisconsin                                 1                  291,499.86                        0.11
-----------------------------------------------------------------------------------------------------
 Total                                   700              269,379,486.71                      100.00
=====================================================================================================
